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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          ---------------------------


         Date of Report (Date of earliest event reported): JUNE 7, 1999


                       BAYARD DRILLING TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     1-13553                   731508021
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)



  515 WEST GREENS ROAD, SUITE 1200, Houston, Texas                77067
      (Address of principal executive offices)                  (Zip code)


       Registrant's telephone number including area code: (713) 874-0035


                                 NOT APPLICABLE
          (Former name or former address if changed from last report)


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ITEM 5.    OTHER EVENTS.

           On June 9, 1999, Bayard Drilling Technologies, Inc. issued a press release announcing that Bayard's Change of Control Offer to purchase for cash at 101% of principal amount, plus accrued interest, of all of the outstanding 11% Senior Notes due 2005 of Bayard expired at 5:00 p.m., Eastern Daylight Time on Monday, June 7, 1999. None of the $100,000,000 of notes outstanding were tendered in the offer. A copy of the June 9, 1999 press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)       Exhibits

           99.1 Press release, dated June 9, 1999, issued by Bayard Drilling Technologies, Inc.


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                                   SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          BAYARD DRILLING TECHNOLOGIES, INC.
                                         (Registrant)



                                          By:  /s/ Daniel McLachlin
                                              -------------------------------
                                                   Daniel McLachlin
                                                   President

Date:  June 9, 1999



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                                 EXHIBIT INDEX

Exhibit No.           Description

99.1 Press release, dated June 9, 1999, issued by Bayard Drilling Technologies, Inc.